AT132 for X-Linked Myotubular Myopathy INCEPTUS Study Interim Results Exhibit 99.3

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XLMTM Overview

A Fatal Disease with no Treatment Options



Serious, life-threatening rare disease	➤ Significant impairment of respiratory and neuromuscular function ➤ Estimated 50% mortality by 18 months ➤ Incidence: 1 in 50K newborn males
Monogenic, well-understood biology	➤ MTM1 gene encodes myotubularin, an enzyme required for normal development and function of skeletal muscle
Target for AAV gene therapy	➤ AAV8 effectively penetrates skeletal muscle ➤ Muscle tissue is otherwise reasonably healthy and exhibits no dystrophic or inflammatory change
Clear clinical measures	➤ Respiratory function measured by maximum inspiratory pressure (MIP) ➤ Neuromuscular function as measured by validated scales ➤ Muscle biopsy

Source: *Hnia, Beggs, et al. J Clin Invest. 2011, Joshua Frase Foundation. McEntagart, 2002*

AUDENTES

3

AT132 Clinical Development Program INCEPTUS Prospective Natural History Run-in Study in XLMTM Patients N≈16 Longitudinal baseline and within-patient control for ASPIRO Facilitates enrollment in and operational aspects of ASPIRO ASPIRO A Phase 1/2 Gene Therapy Study in XLMTM Patients N=12 Assessment of safety and tolerability and preliminary efficacy Focus on neuromuscular & respiratory measurements RECENSUS A Medical Chart Review of Patients with XLMTM N=112 Characterize aspects of the disease and medical management of XLMTM Identify potential outcome measures for ASPIRO Initial presentation Q1:17; Publication planned Q4:17 Preliminary data available from on-going study First patient dosed Q3:17; Prelim. data expected YE:17 Orphan Drug Designation received from FDA and EMA Rare Pediatric Disease and Fast Track designations granted

INCEPTUS: beginning…

Objectives To characterize the natural history of children with XLMTM, with a specific focus on respiratory and neuromuscular measurements To assess the burden of disease in XLMTM subjects and caregivers INCEPTUS Study Overview Inclusion Criteria Subject is male < 4 yrs. old Genetically confirmed XLMTM Requires ventilator support Design Prospective, Natural History Run-in Study N≈16 Assessments every 3 months up to 2 years, or rollover into ASPIRO Baseline

INCEPTUS Clinical Study Sites Plan to use same study sites in ASPIRO

INCEPTUS Enrollment and Follow-up Duration As of September 14, 2017 Note: Interim data as of September 14, 2017

23 Serious Adverse Events 89 Adverse Events 1 patient death High frequency of hospitalizations and life-threatening events due to respiratory tract infections Approximately 100 cumulative hospitalization days in patients with SAEs INCEPTUS: Non-treatment Serious Adverse Events High frequency of life-threatening adverse events Total=23 NT-SAEs Note: Interim data as of September 14, 2017

INCEPTUS Measures of Neuromuscular function

CHOP-INTEND Designed to assess motor function in congenital myopathies Used in non-ambulant children up to 3 years of age Assessments include: Spontaneous movement of upper and lower extremities Rolling elicited from legs and arms Head control Max score of 64 is reached in first 3-6 mos. in healthy children To be conducted in all patients Motor Function Measure 20 (MFM-20) Designed to assess motor function in neuromuscular diseases Used in non-ambulant and ambulant children 2-7 years of age Evaluation of motor strength in 3 dimensions of muscle tone Standing and transfers Axial, proximal and distal motor function To be conducted in all patients > 2 years of age Key Neuromuscular Function Measures

CHOP-INTEND Scores All patients have severely impaired motor abilities and have missed all major gross motor milestones (rolling, standing, walking) Maximum score of 64 points normally reached in healthy children by 3 to 6 months of age Note: Interim data as of September 14, 2017 Age Range: 8 mos. to 4 yrs.

MFM-20 Scores All patients scoring well below normal on neuromuscular function Normal score in healthy children over 2 years of age Note: Interim data as of September 14, 2017 Age Range: 8 mos. to 4 yrs.

INCEPTUS Respiratory function, strength, and endurance

Key Respiratory Function Measures Ventilator dependence and settings Ventilator dependence over the previous 24 h Changes in ventilator settings (rate and pressure) Key measures: O2 saturation, CO2 levels, serum bicarbonate Respiratory sprinting test Time that patient is able to sustain effective respiration without ventilator support Maximal inspiratory pressure (MIP) Peak pressure generated during inspiration Measure of diaphragm, abdominal and accessory muscle strength Additional spirometric measures being captured

Ventilator Dependence Within the Previous 24 Hours Majority of patients require continuous (24/7) ventilator support Invasive Ventilation N=13/18 Non-Invasive Respiratory Support (Bi-PAP) N=5/18 Note: Interim data as of September 14, 2017

Respiratory Sprinting Test – Median Time Off Ventilator Most patients cannot tolerate more than 10 min off ventilator Note: Only patients on invasive ventilator support undergo a sprinting test Note: Interim data as of September 14, 2017

Maximum Inspiratory Pressures Respiratory strength of patients as measured by maximum inspiratory pressure is consistently well below normal levels Normal minimal pressures in healthy children Note: Interim data as of September 14, 2017

ASPIRO: to aspire…

ASPIRO Phase 1/2 Clinical Study

Open-label, Ascending-Dose, Safety and Preliminary Efficacy Study

Inclusion Criteria

- Subject is male
- <5 yrs old, or enrolled in INCEPTUS
- Genetically confirmed XLMTM
- Requires ventilator support

Key Efficacy Assessments

Neuromuscular

- CHOP INTEND
- MFM-20
- Bayley III
- Muscle biopsy

Respiratory

- Ventilator use
- Respiratory sprinting
- Max Inspiratory Pressure (MIP)

Design

- N=12, roll-over from INCEPTUS
- 3 ascending-dose cohorts (3 active plus a delayed treatment concurrent control)
- Doses: $1x10^{14}$, $3x10^{14}$, $5x10^{14}$ vg/kg

AT132 Administration


Subjects from INCEPTUS
Weeks 1 – 4 Prednisolone
Weeks 5–9 Taper
Baseline
3 mos.
6 mos.
12 mos.
Extension study

Baseline – Assessments

- Neuromuscular
- Respiratory
- Biopsy

3 mos. – Assessments

- Neuromuscular
- Respiratory

6 mos. – Assessments

- Neuromuscular
- Respiratory
- Biopsy

12 mos. – Assessments

- Neuromuscular
- Respiratory
- Biopsy

AUDENTES
20

ASPIRO Phase 1/2 Clinical Study Cohort #1 control Cohort #3 control Cohort #2 control All control subjects treated after optimal dose is determined Cohort #1: Patient 1 Cohort #1: Patients 2 & 3 Cohort #2: Patient 1 Cohort #2: Patient 2 & 3 Cohort #3: Patient 1 Cohort #3: Patients 2 & 3 Optimal dose decided on the basis of 6-month data Primary efficacy assessment at 12 months Five-year follow-up period Preliminary data from Cohort #1 available year end 2017

INCEPTUS study of XLMTM key findings to date High frequency of life-threatening events Severely impaired neuromuscular motor development and function Permanent ventilator dependence in many patients Findings are generally consistent across age range under study Implications for ASPIRO Planned efficacy assessments should be reliable and sensitive measures of treatment effect All outcome measures assess domains that are clinically relevant in XLMTM patients Program next steps Preliminary cohort #1 data expected to be available by year-end Data updates expected throughout 2018 as dose escalation progresses INCEPTUS Key Findings and Program Next Steps

AT132 for X-Linked Myotubular Myopathy INCEPTUS Study Interim Results